Exhibit 10.2(a)

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

STELLAR MANUFACTURING AGREEMENT

This Stellar Manufacturing Agreement (“Agreement”), effective the 1st day of July, 2009 (the “Effective Date”), by and between Stellar Technologies, Inc., a Minnesota corporation (“Stellar”) and Nevro Corp., a Delaware corporation, having a place of business at 411 Acacia Avenue, Palo Alto, CA 94306 (“Customer”) (Stellar and Customer are the “Party[ies]”).

In consideration of the mutual covenants contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, Customer and Stellar agree as follows:

1.)                                  Appointment.  Customer hereby appoints Stellar as its supplier of all percutaneous leads and percutaneous lead extenders for neurological stimulation and related services that Customer orders from Stellar during the Contract Term.  All plans, designs and specifications used by Stellar in manufacturing or providing any Products and Services are designed solely by Customer and are owned exclusively by Customer.  Customer agrees to indemnify and hold Stellar harmless from any claims, judgments, penalties, recalls and attorney fees arising from any third-party allegations that Customer’s plans, designs and specifications for the Products infringe on or violate any third party’s patents, trade secrets, proprietary rights or other intellectual property rights.  Stellar will cooperate with Customer’s efforts to obtain regulatory approval for its Products from governmental authorities (“Regulatory Approvals”) without conveying to Customer or any governmental authorities any right, title or interest in its Confidential Information and Intellectual Property as defined herein.

2.)                                  Definitions.  For purposes of this Agreement, “Product(s)” means percutaneous leads and percutaneous lead extenders for neurological stimulation, including parts, components, supplies and finished devices, manufactured by Stellar for Customer.  “Service(s)” means any work or other services performed by Stellar for Customer, including without limitation any process and any work that may increase the effectiveness, efficiency or safety of any Products.  “Purchase Order Acknowledgment” refers to Stellar’s Purchase Order Acknowledgment as defined in Section 5; it does not refer to any of Customer’s Purchase Orders, requests for proposal, requests for quotations, shipping documents and other Customer documents relating to the Products and Services (collectively, “Customer Records”).  “Subcontractor” refers to Customer’s subassembly contractors or other subcontractors; “Subcontractor” does not include any buyer, licensee or other transferee of Customer or Customer’s assets, including without limitation a successor, assignee or transferee under a Customer Sale or Product/Service Transfer as defined in Section 22.  “Buyer” refers to a successor, assignee or transferee under a Customer Sale or Product/Service Transfer as defined in Section 22.  Buyer is deemed to assume all of Customer’s obligations under this Agreement, subject to the provisions of Section 25.

3.)                                  Term of Agreement.  This Agreement is for a term of five (5) years, beginning the Effective Date, and will automatically renew for an additional year on each subsequent annual anniversary date, unless terminated by either party in writing at least thirty (30) days prior to the expiration of the then-current term (“Contract Term”).  All Purchase Orders issued or approved by Stellar prior to the expiration date of the then-current Contract Term shall remain in effect through the date of Stellar’s last scheduled shipment made under that Purchase Order, even if manufacturing and shipment occur after the expiration or other termination of this Agreement (“Last Shipment”).  The terms of this Agreement shall also remain in effect through the Last Shipment.  In addition, Customer’s Indemnity described in Section 17 and the Continuation Charge described in Section 24 shall survive the expiration or termination of this Agreement, subject to the terms hereof.

4.)                                  Voluntary Termination by Stellar or Customer.  Stellar may terminate this Agreement at-will at any time on six (6) months’ notice (“Stellar Voluntary Termination”), without incurring any liability or obligation to Customer, except Customer’s right to a Last Time Buy under Section 12.  Customer may make a Last Time Buy at any time through the last day of the six (6)-month notice period.  In the event of a Stellar Voluntary Termination, Customer is not liable for the Continuation Charge.

Customer may also terminate this Agreement at-will at any time (“Customer Voluntary Termination”), provided Customer pays Stellar all amounts due or to become due under this Agreement, together with the Continuation Charge, immediately upon receipt of Stellar’s invoices for such amounts.  The amounts due or to become due include, without limitation: (a) the Price and other sums due under Section 10; (b) any costs under Section 11; (c) any remedies for Customer’s Default under Sections 22 and 23; (d) the Continuation Charge; and (e) any Adjustments and other costs under Exhibit A, Price Terms.

If Customer or Buyer is unable to obtain FDA approval of the Products, this shall also be deemed a Customer Voluntary Termination and Customer and Buyer shall remain liable for all amounts due or to become under this Agreement, except for the Continuation Charge.

5.)                                  Preferred Supplier Clause, Purchase Orders and Purchase Order Acknowledgments.  Customer designates Stellar as its preferred supplier of the Products and Services throughout the Contract Term.  Customer will in good faith negotiate exclusively with Stellar for a period of thirty (30) days after giving Stellar written notice of its interest in negotiations before engaging any other suppliers or vendors of the Products and Services.

During the Contract Term, Customer or its Subcontractor(s) shall submit its own purchase orders or other requests for Products and Services to Stellar (“collectively, “Purchase Order(s)”).  Customer’s Purchase Orders may include such terms as components, price, quantity, delivery schedule (including proposed shipping dates and quantities), whether the Products will be delivered to the Customer or Subcontractor, plans, drawings, material specifications, process specifications, and other Customer specifications and requirements (“Terms”).

Within five (5) business days after receipt of a Purchase Order, Stellar will issue a Purchase Order Acknowledgment signed by Stellar (“Purchase Order Acknowledgment”) accepting the Terms of the Purchase Order, except the price and delivery schedules and deadlines.  Stellar may amend (a) the price to conform to the Price Terms, Exhibit A, attached, and (b) the delivery schedules and deadlines for the Products and Services if the Purchase Order requests substantially more Products and Services than the forecasted amount.  Any such revisions to the price and delivery schedules and deadlines shall be incorporated into, and become a Term of, the Purchase Order.  Customer may not revise Stellar’s price and revised delivery and deadline Term except upon prior written consent of Stellar’s Chief Executive Officer.  All Purchase Orders are subject to the terms of this Agreement.

6.)                                  Right to Reject.  Stellar is only obligated to provide Products and Services under the Terms of Purchase Orders that it has approved in writing, subject to Changes, as defined in Section 7.  Stellar may reject any Change proposed by Customer, in Stellar’s discretion.

7.)                                  Changes.  For purposes of this Agreement and any Purchase Order, “Change” means a change in materials, process, procedures or facilities that materially affects the Product or Service.  “Change” does not include alterations in the Product or Service characteristics that fit within the Customer’s specifications that are in effect on the date Stellar performs such work, and it does not include “Variations” as defined below.  Furthermore, Stellar does not make any Changes or Variations to Customer’s plans, designs and specifications for any Products or Services.

Stellar agrees to inform Customer of any process change that affects the fit, form or function of the Products.  Stellar agrees to notify Customer of any Changes in advance so that Customer may determine whether the Changes could affect the quality of a finished Product or Service.  Such notification shall be made in sufficient detail to allow the Customer to determine the impact of such Changes, if any, upon the affected finished Product or Service.

Stellar is not required to provide Customer prior notice in connection with the following variations in the following manufacturing processes, materials and other activities, provided Stellar complies with all specifications, drawings, material specifications, process specifications, and other Customer requirements as specifically set forth in the Purchase Orders (collectively, “Variations”):

(a)                                 Stellar may purchase materials, tools and any other items which it deemsappropriate for performance of any Purchase Order from multiple vendors, provided such purchases meet the applicable Customer specifications;

(b)                                 Stellar may use one or more pieces of equipment for material processing provided the relevant processing method does not change.  For example, and not by way of limitation, Stellar may use different machines for cutting, laser-cutting, EDM, grinding and any other processing method.  The material processing will be verified by inspection and certified to Customer’s written specifications.  Part numbers are not machine-specific;

(c)                                  Stellar may incorporate secondary processes as required in Stellar’s discretion, including, for example, manufacturing to meet Customer specifications for the removal of burrs, lot to lot.  Such secondary processes may include, without limitation, tumbling, bead-blasting, cryo-tumbling, slurry process, and other secondary processes; and

(d)                                 Stellar may use one or more methods and chemicals to remove foreign matter from any Products during the manufacturing process, lot to lot.  All chemicals used must be on Stellar’s Approved Chemical List, available upon request.

8.)                                  Certificate of Conformance.  Stellar shall provide a written Certificate of Conformance with each delivery of Products or Services.

9.)                                  Delivery.  Stellar shall deliver Products and Services to Customer, F.O.B., Stellar Technologies, Inc. warehouse, Brooklyn Park, Minnesota.  Packaging and delivery shall be made in accordance with Stellar’s policies in effect on the date of delivery.  Title to, and all risk of loss or damage with respect to, the Products and Services shall pass to Customer upon delivery for shipment at Stellar’s warehouse.  Delivery is subject to Stellar’s receipt of all necessary information and documentation from Customer, including all required certificates, licenses and documents required for export of the Products and Services.  Stellar is not liable for any delays in delivery beyond the reasonable control of Stellar and Stellar’s suppliers, including but not limited to:  (a) delays caused by unavailability or shortages of labor, fuel, power, materials, Products and Services, at customary and reasonable prices, rates and times; (b) natural disasters, acts of war, fire, flood or other casualty, strike, riot, or governmental interference; (c) failure or destruction of plant or equipment arising from any cause whatsoever; or (d) transportation delays.  Stellar will inform Customer or its Subcontractor(s) of any delays in delivery of Product within five (5) days after knowledge of the delays.  Stellar will not charge increased unit prices under Exhibit A, Section 7, for its own delays.  Stellar is not responsible for purchasing insurance for any shipments unless specified in the Purchase Order, in which event such insurance shall be based on Customer’s valuation and purchased at Customer’s sole expense.  Regardless of whether Stellar purchases such insurance, Stellar is not liable for any damage or loss to the Products and Services, and Customer waives all claims for such damage or loss against Stellar, and instead assumes all liability for such damage or loss.

10.)                           Price and Payment.  Customer shall remit payment to Stellar for all Products and Services within thirty (30) days after the date of Stellar’s delivery, regardless of the circumstances.  Customer agrees to pay Stellar the full amount of the price of the Products and Services set forth in each Purchase Order and any Schedules and Addenda referenced therein, plus any sums payable to Stellar under this Agreement (collectively, “Price”), as they accrue.  All of Stellar’s invoices shall be due within thirty (30) days after the date of the invoice except invoices for (a) deliveries of Products and Services (which are due and payable within thirty (30) days after the date of delivery) and (b) amounts immediately due and payable under this Agreement.  Invoices due within 30 days after the date of the invoice include, without limitation, invoices for modifications, revisions and cancellations under Section 11 and invoices for BAL seals under Exhibit A, Price Terms, Section 6.  If there is any inconsistency between the payment terms of any documents, the payment terms contained in this Section 10 govern.  However, if Customer is in Default, all Purchase Orders and invoices shall be immediately due and payable.  Customer shall pay all federal, state, municipal and other government taxes (such as sales, use, and similar taxes), as well as import or customs duties, license fees and similar charges relating to all sales.  Exemption certificates must be presented by Customer prior to delivery if they are to be honored.  Stellar may charge interest on all unpaid invoices at a rate equal to the lesser of (a) one and one-half percent (1-1/2%) per month on the unpaid balance, calculated from the date due; or (b) the highest rate allowed by law.  If Stellar accepts payment by check, Customer agrees to pay Stellar an administrative fee of $100.00 for each check that is dishonored, returned “NSF”, or which is subject to a “stop payment” order, plus any penalty or other costs incurred by Stellar as a result of such nonpayment.

11.)                           Purchase Order Modification or Cancellation by Customer or Stellar.  Customer may modify or cancel a Purchase Order within thirty (30) days after the date of the Purchase Order (“30-Day Period”).  Such modification or cancellation must be in writing and received by Stellar within the 30-Day Period or it is void.

Upon receipt of such timely notice (that is, within the 30-Day Period), if Customer notifies Stellar that it is only delaying delivery for up to 90 days after the date specified in the Purchase Order (“Delayed Delivery”), Customer will pay the cost of (a) all finished Products and Services manufactured by Stellar, including without limitation Products and Services in Stellar’s and Customer’s inventory and in shipment and (b) Stellar’s losses relating in any way to precious metals materials that Stellar returns to its precious metals suppliers, plus the related costs of shipping, handling and any losses due to fluctuations in currency exchange rates.

Alternatively, upon receipt of such timely notice (that is, within the 30-Day Period), if (i) Customer modifies any Terms other than a Delayed Delivery (for example but not by way of limitation, by changing any revisions to the drawings and specifications), or (ii) Customer cancels the Purchase Order, or (iii) Customer fails to order delivery within the Delayed Delivery period, Stellar will calculate, and Customer will immediately pay Stellar, the cost of all (x) finished Products and Services manufactured or provided by Stellar, including without limitation Products and Services in Stellar’s and Customer’s inventory and in shipment, (y) all work in process (including Products and Services) and (z) all raw materials purchased by Stellar for that Purchase Order, including without limitation Stellar’s losses relating in any way to raw materials that Stellar returns to its raw materials suppliers, plus Stellar’s costs for shipping and handling and any losses due to fluctuations in currency exchange rates.

If Customer delays delivery of any part of a Purchase Order more than six months after the date of the Purchase Order (regardless of the reason), the unit price shall also be recalculated and added to the Price, as provided in Exhibit A, Price Terms, Section 7.

If Customer makes any modification or other revision to the drawings and specifications for a Product or Service, Customer shall pay all of Stellar’s costs for undertaking or making such modification or revision.  These costs are in addition to: (A) the amounts referenced in the preceding paragraphs of Section 11 and (B) any Adjustment to the unit price under Exhibit A, Price Terms, Section 2.  Customer is liable for these costs regardless of whether such modification or revision is made with timely notice under Section 11.

The amounts due under Section 11 will be determined by Stellar in its sole discretion and shall be payable as provided in Section 10.

Stellar reserves the right to cancel any Purchase Order and any delivery thereunder, at any time, as a result of Customer’s Default (as defined in Section 22) without incurring any liability or obligation to Customer, subject to the Last Time Buy, as defined in Section 12.

The remedies contained in Section 11 are in addition to all other remedies available to Stellar for Customer’s Default.

12.)                           Last Time Buys Upon Expiration or Termination of Agreement or Termination of Purchase Order by Stellar.  Upon expiration or termination of this Agreement, or upon termination of a Purchase Order by Stellar, Stellar shall take reasonable measures to cease any ongoing Services or production of Product(s) and limit further expenses associated with such ongoing production, except for the Last Time Buy.  Notwithstanding the foregoing, upon expiration or termination of this Agreement, or upon termination of a Purchase Order by Stellar, then unless such termination is the result of Customer’s Default under Section 22, Customer shall have the right to place a last Purchase Order with multiple delivery dates (the “Last Time Buy”).  The last delivery date under any Last Time Buy shall not to exceed six (6) months from the date of the Last Time Buy.  Any credit remaining on Customer’s account upon expiration or termination of this Agreement shall be refunded to Customer within thirty (30) days after the latest of the expiration, termination or last delivery of Product pursuant to the Last Time Buy.  Any credit remaining on Customer’s account upon termination of any Purchase Order under Section 12 shall be refunded to Customer within thirty (30) days after the later of the termination of the Purchase Order or last delivery of Product ordered pursuant to the Last Time Buy.

13.)                           Confidential Information.  During the Contract Term, Stellar and Customer may provide confidential and proprietary information and trade secrets regarding their respective products, processes, know-how, work and business to the other party.  Such information shall be deemed the confidential and proprietary information, or trade secrets, of the disclosing party, provided the disclosing party designates the information as “CONFIDENTIAL” in writing at the time of disclosure or within seven (7) days after disclosure to the receiving party (“Confidential Information”).  Any Confidential Information disclosed by either party will remain the sole property of the disclosing party unless it (i) was rightfully known to the receiving party (without any restriction on disclosure or use) prior to its receipt from the disclosing party, or (ii) becomes part of the public domain or (iii) is disclosed to the receiving party by a third party not in violation of the disclosing party’s rights.  Each party shall take all necessary precautions to protect the other party’s Confidential Information.  Both parties agree, on behalf of themselves and their respective employees, agents, successors and assigns, that the receiving party will not, directly or indirectly: (a) reproduce, publish or disclose the disclosing party’s Confidential Information to any third party, or (b) use the disclosing party’s Confidential Information for any purpose except to perform this Agreement and any Purchase Order, without the prior written consent of the disclosing party.  The Chief Executive Officer of Stellar is the only person authorized to grant such written consent on behalf of Stellar.  Each party agrees to not disclose the other party’s Confidential Information under any court or other governmental order without giving immediate written notice of the order to the disclosing party so that the disclosing party may take legal action to prevent the disclosure.  On request, each party will return the other party’s Confidential Information and certify the return or destruction of all copies thereof, regardless of the medium in which it is maintained.  Either party may obtain a temporary restraining order and temporary and permanent injunctions to enforce Section 13 and to prevent or prohibit the imminent or actual disclosure or use of its Confidential Information.  The receiving party shall pay all of the disclosing party’s damages, attorneys’ fees, costs and disbursements arising from the receiving party’s imminent or actual violation of any term of Section 13.  Each party shall have the right to review and approve the other party’s procedures for handling records and Confidential Information, and may make such inspections as the disclosing party deems necessary to insure that the other party is properly safeguarding the disclosing party’s records and Confidential Information.  Each party’s obligations under Section 13 shall survive the termination or expiration of this Agreement and all Purchase Orders except as to information that does not qualify, or no longer qualifies, as Confidential Information under the terms of Section 13 (i-iii).  Customer further agrees that all information and records that it received from Stellar on or before the date of this Agreement is Stellar’s Confidential Information.

14.)                           Intellectual Property.  Stellar retains sole and exclusive right, title and interest in its Confidential Information, trade secrets, proprietary information, patents, trademarks, servicemarks and all other intellectual property (“Intellectual Property”).  Customer retains sole and exclusive right, title and interest in its Intellectual Property.  All Intellectual Property that Stellar uses or develops in connection with performing this Agreement relating in any manner to manufacturing operations, processes and know-how is and remains the sole property of Stellar.  Stellar does not grant Customer a license, or convey or transfer any right, title or interest, in its Intellectual Property to Customer.  All changes and improvements to the Products’ designs and specifications (excluding manufacturing operations, processes and know-how that Stellar uses or develops in connection with performing this Agreement) is and remains the sole property of Customer.  If Stellar and Customer develop new Intellectual Property while working together (unrelated to manufacturing operations, processes and know-how that Stellar uses or develops in connection with performing this Agreement, and unrelated to changes and improvements to the Products’ designs and specifications) (“Other IP”), Customer is the owner of the Other IP and Customer hereby grants to Stellar an irrevocable, worldwide, nonexclusive license to use such Other IP at no cost to Stellar.  Stellar and Customer agree to cooperate with each other in effecting assignments of and registering any Intellectual Property and Other IP to effect the foregoing, subject to their respective rights in their own Confidential Information and Intellectual Property.  This duty to cooperate shall survive the expiration or termination of this Agreement.

15.)                           Customer’s Right to Inspect Records.  Stellar agrees to provide records confirming Stellar’s compliance with an appropriate quality system for Customer’s review upon reasonable request.  Stellar should allow Customer, upon reasonable notice, to perform quality system audits at Stellar’s facility, including the review of applicable documentation.  These records may include the following quality controls:

(a)                                 Process controls;

(b)                                 Inspection records confirming appropriate calibrated measuring equipment and statistically valid sampling plans;

(c)                                  Records tracing Products and Services to the materials and processes used, and the dates of manufacture;

(d)                                 Products and Services labeled to insure proper identification and packed for shipment in accordance with packing and shipping requirements set forth in the Purchase Order; and

(e)                                  Stellar will maintain a Device Master File (“DMF”) for Products manufactured by Stellar.  Stellar hereby grants Customer a right of reference for such DMF solely for the purpose of developing and obtaining regulatory approval of Customer’s products incorporating Products.  Such right of reference does not allow Customer to access directly the DMF or to review and read the DMF.  Stellar shall retain records for each batch of Product manufactured pursuant to this Agreement for three (3) years after the last delivery of such Product.

16.)                           Limited Warranty.  Stellar makes no warranty except as specifically set forth in Stellar’s Certificate of Conformance for the Products and Services listed in the Certificate of Conformance (“Limited Warranty”).  STELLAR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING WARRANTY OF TITLE AND IMPLIED

WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

17.)                           Indemnification.  If Customer or any third party: (i) performs any operation, procedure or process involving any Products or Services, or (ii) assembles, installs, uses or manufactures any Products or Services, or (iii) transports or delivers any Products to any third party, Customer immediately assumes all liability for, and agrees to indemnify and hold Stellar harmless from all claims, damages, recalls, penalties and attorneys’ fees relating to, or arising from, the Products and Services.  In addition, Stellar is not liable for: (a) Customer’s designs, plans and specifications for the Products and Services; (b) Customer-supplied goods, including without limitation material, components, assemblies, and services, whether conforming or non-conforming, while in Stellar’s possession (“Customer Materials”); (c) non-conformities in any Products or Services created or occurring during Stellar’s handling, development, set-up, production, inspection, or provision of Services; and (d) non-conformities in any Products or Services created or occurring while in the possession of any third parties (collectively, (c-d), “Non-Conformities”).  Customer assumes all liability for, and agrees to indemnify and hold Stellar harmless from all claims, damages, recalls, penalties and attorneys’ fees relating to, or arising from, Customer’s designs, plans and specifications, Customer Materials and Non-Conformities (collectively, Section 17, “Customer’s Indemnity”).

18.)                           Remedy and Limitation of Damages.  Customer or Subcontractor shall inspect each shipment of Products and Services within thirty (30) days after delivery (“Inspection Period”).  If any Products or Services do not conform to the Certificate of Conformance (collectively, “Defect[s]”, “Product Defect” or “Service Defect”), Customer or Subcontractor shall notify Stellar of such Defects within five (5) days after the expiration of the Inspection Period or the Defects are waived.  There is no exception for latent Defects.  Subject to Customer’s Indemnity, in the event of a Product Defect, Stellar’s exclusive obligation and Customer’s sole remedy shall be as follows: (a) that Stellar repair or replace the defective Products (or any defective part thereof) without charge; OR (b) that Stellar credit the Price of the defective Products (or any defective part thereof) to future Purchase Orders; OR (c) that Stellar refund the Price of the defective Products (or any defective part thereof), which alternative remedy (a, b, or c) shall be selected by Stellar in Stellar’s sole discretion.  Stellar will issue a Return Material Acceptance (RMA) number for the return and replacement, repair or refund of the defective Product.  Defective Products will be repaired or scrapped and Customer will receive a credit for those that are scrapped.  IN NO EVENT SHALL STELLAR BE LIABLE FOR ANY CLAIM OR DAMAGE IN EXCESS OF THE PURCHASE PRICE OF THE DEFECTIVE PRODUCTS (OR ANY DEFECTIVE PARTS THEREOF) UNDER THE RELATED PURCHASE ORDER.  STELLAR IS NOT LIABLE FOR ANY OTHER CLAIMS OR DAMAGES, INCLUDING WITHOUT LIMITATION, DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES , RECALL OR ATTORNEYS’ FEES.  Subject to Customer’s Indemnity, in the event of a Service Defect, Stellar’s exclusive obligation and Customer’s sole remedy shall be as follows: (a) that Stellar repair or replace without charge defective Services provided by Stellar; OR (b) that Stellar credit the Price of defective Services provided by Stellar to future Purchase Orders; OR (c) that Stellar refund to Customer the Price of defective Services provided by Stellar, which alternative remedy (a, b, or c) shall be selected by Stellar in Stellar’s sole discretion.  IN NO EVENT SHALL STELLAR BE LIABLE FOR ANY CLAIM OR DAMAGE IN EXCESS OF THE PURCHASE PRICE OF THE DEFECTIVE SERVICES PROVIDED BY STELLAR UNDER THE

RELATED PURCHASE ORDER.  STELLAR IS NOT LIABLE FOR ANY OTHER CLAIMS OR DAMAGES, INCLUDING WITHOUT LIMITATION, DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES, RECALL OR ATTORNEYS’ FEES.

If there is a dispute as to whether any of Stellar’s Products or Services contain Defects, Customer and Stellar agree to submit the dispute to an independent inspection laboratory for a determination (“Inspection Lab”).  If Customer and Stellar do not agree on the selection or decision of the Inspection Lab, each of them shall hire its own Inspection Lab and the decision whether Defects exist shall be determined by the Courts in the Exclusive Venue.

19.)                           Exclusions of Consequential Damages.  STELLAR AGREES THAT CUSTOMER IS NOT LIABLE TO STELLAR FOR ANY CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES ARISING FROM CUSTOMER’S BREACH OF THIS AGREEMENT, EXCEPT THOSE CLAIMED BY A THIRD PARTY AGAINST STELLAR.

20.)                           Stellar’s Inability to Perform.  If Stellar ceases business operations or cannot conduct business operations for sixty (60) days or more, or if Stellar refuses to perform this Agreement, Customer may terminate this Agreement after giving Stellar sixty (60) days’ written notice to cure.  If Stellar fails to cure within such time period, Customer may terminate this Agreement for cause.  Stellar is not liable to Customer for any claims arising from such termination and Customer is not liable for the Continuation Charge.

21.)                           Customer’s Obligations.  Until Customer has paid the Price in full, Customer shall fulfill all of its duties with respect to the Products and, in addition, shall:  (a) keep the Products insured for their full value against loss by fire, theft, or other casualty or hazard, and provide proof of such insurance to Stellar upon Stellar’s request; and (b) permit all payments for loss relating to the Products and Services under such insurance policies to be applied first to all indebtedness owed by Customer to Stellar, and for such purpose Customer does hereby assign all such payments to Stellar (up to the amount of the Price).  Customer warrants that all information that it provides Stellar at any time regarding its creditworthiness and ability to perform this Agreement is true and accurate.

22.)                           Customer’s Default.  If Customer engages in any of the following, such action shall constitute a default by Customer under this Agreement (each, a “Default”):  (a) fails to make any payment when due; (b) materially violates any warranty or any other term of this Agreement or any Term contained in any Purchase Order or Purchase Order Acknowledgement (except for nonpayment of amounts due, which is governed by Section 22(a)); (c) materially violates any Laws, as defined in Section 28; (d) violates the terms of any other contract or agreement between Customer and Stellar (collectively “Other Contract[s]”); (e) becomes insolvent or makes an assignment for the benefit of creditors, is named as the debtor in any voluntary or involuntary bankruptcy proceeding, or has a receiver, liquidator or similar officer appointed to take charge of all or part of Customer’s assets, and such event is not cured or removed, to Stellar’s satisfaction, within sixty (60) days thereafter; or (f) attempts to assign or delegate any of its rights or obligations under this Agreement or any Purchase Order to any third party, except in the case of a Customer Sale or Product/Service Transfer.  For purposes of this Agreement, (A) a “Customer Sale” occurs if Customer merges with or is acquired by a third party, or transfers or assigns (i) control of its business to any third party or (ii) fifty percent

(50%) or more of its assets, capital stock, voting stock or rights to profits to a third party, or intends to engage in any such activities and (B) a “Product/Service Transfer”occurs if Customer sells, licenses, transfers or assigns ownership of, or its right to manufacture or sell, any Products or Services (or any items which contain or use Products or Services), to a third party, or intends to engage in any such activity.  A Customer Sale and Product/Service Transfer is further governed by the terms of Sections 24 and 25.

23.)                           Remedies.  In the event of Default, Stellar is entitled to all remedies available at law and in equity and all other remedies provided in this Agreement.  Such remedies shall be cumulative and not exclusive and include, without limitation:  (a) obtaining temporary restraining orders and temporary and permanent injunctions to compel performance, or to prevent or stop any violation; (b) an award of money damages, including the Price, all other damages, and all costs and expenses incurred by Stellar in exercising any of its rights and remedies, including its attorneys’ fees, costs, disbursements and collection agency fees, regardless of whether a lawsuit is commenced; (c) the immediate acceleration of all amounts due or that will become due under this Agreement, any Purchase Orders and any Other Contracts; (d) Stellar’s revocation of credit, delay or cessation of future deliveries, cancellations of any or all Purchase Orders and repossession of delivered or undelivered goods; (e) Stellar’s termination of this Agreement, any Purchase Orders and any Other Contracts, in Stellar’s discretion; and (f) the payment of the Continuation Charge.  However, the Continuation Charge shall only be payable under Section 22(a) (that is, for Customer’s nonpayment of amounts due) if such Default is not cured within sixty (60) days after the due date.  Any termination shall be without prejudice to any claims, damages or other rights that Stellar has or may have against Customer and any third party.  Stellar may exercise any combination of remedies without incurring any liability to Customer or any third party.  Customer agrees to indemnify and hold Stellar harmless from all claims by any third party arising from Stellar’s exercise of any of its remedies against Customer, and agrees to pay all of Stellar’s attorneys’ fees, costs and disbursements incurred in defending against any such third-party claims.

24.)                           Continuation Charge and Triggering Events.  Customer agrees to pay Stellar a Continuation Charge for each Product upon the earliest of the following:  (a) upon Customer’s failure to pay any amount when due under this Agreement if such Default is not cured within sixty (60) days thereafter; (b) at the time of a Customer Sale or Product/Service Transfer (however, a Customer Sale or Product/Service Transfer is not a Triggering Event if Buyer assumes Customer’s obligations under this Agreement, including the Continuation Charge); (c) at the time Customer no longer uses, markets, or manufactures any Product (unless Customer or Buyer fails to obtain FDA approval for such Product); (d) at the time Customer no longer orders or purchases any Product from Stellar (unless Customer or Buyer fails to obtain FDA approval for such Product); (e) at the time Stellar terminates this Agreement based upon Customer’s Default (subject to the provisions of Section 24(a)); (f) at the time Customer terminates this Agreement, including without limitation at the time of a Customer Voluntary Termination (excluding, however, a termination under Section 20); (g) upon the expiration of the first five-year Contract Term, unless Customer or Buyer failed to obtain FDA approval for any Product(s) and demonstrates that it is diligently pursuing FDA approval of the Product(s) at that time, in which case the Continuation Charge shall be payable at the earliest of (1) the first alternative grounds under Section 24(a-f and h), (2) the expiration of the Contract Term, or (3) three (3) years after the date of FDA approval; and (h) upon the occurrence of any other event that constitutes a termination of this Agreement, a transfer or assignment of Customer’s obligations under this Agreement, or the termination, transfer or assignment of Customer’s obligations with respect to any Product (each, (a-h), a “Triggering Event”).

The Continuation Charge is calculated and defined as follows:

Regardless of any other term of this Agreement, Customer, on behalf of itself and any Buyer, agrees that under all circumstances Customer and any Buyer shall pay, and have a continuing duty to pay, Stellar the following continuing obligation for each Product, beginning the Effective Date:

•                  Percutaneous leads:  $[***], minus $[***] per lead purchased after the first [***] leads

•                  Percutaneous lead extenders:  $[***], minus $[***] per lead extender purchased after the first [***] lead extenders

The continuing obligation payable for each Product is referred to as the “Continuation Charge” for that Product.  The Continuation Charge for each Product is incurred as of the Effective Date.  The Continuation Charge is calculated for each Product separately.  Customer may not credit its purchases of one Product to the Continuation Charge for the other Product at any time.

For example, if Customer purchases only [***] percutaneous leads from Stellar during the Contract Term, it must pay Stellar $[***] as a Continuation Charge for percutaneous leads as provided below.  If Customer purchases [***] percutaneous leads from Stellar, it must pay Stellar $[***] as a Continuation Charge for percutaneous leads as provided below.  This Continuation Charge is calculated as follows:  $[***] - ([***] x $[***]).  If Customer purchases [***] percutaneous leads during the Contract Term, it owes Stellar no Continuation Charge for the percutaneous leads; however, Customer would owe Stellar the Continuation Charge for percutaneous lead extenders until its purchases of percutaneous lead extenders exceed the Continuation Charge for that Product.  Customer may not credit any purchases of percutaneous leads to the Continuation Charge for percutaneous lead extenders.

The Continuation Charge for each Product shall be immediately due and payable upon the occurrence of the earliest Triggering Event.  The Continuation Charge shall survive each of the events referenced in Section 24(a-h).

Customer agrees that the Continuation Charge is reasonable in all respects.  Customer agrees that Stellar has made and will make valuable and material investments in order to provide the Customer with the Products and Services referenced in this Agreement and in all Purchase Orders, including without limitation labor, skills, know-how, machinery and manufacturing processes.  Stellar has factored these investments and its expectation of the Continuation Charges into the Price of the Products.  Customer agrees that the value of Stellar’s investments cannot be adequately compensated except by the Continuation Charges, and that Customer’s failure to purchase the amount of Products covered by the Continuation Charges will cause damage to Stellar in an amount that cannot be precisely determined, including without limitation loss of prospective economic advantage, lost

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

sales and contracts, lost profits and its investments.  The Continuation Charge is not a penalty.  Stellar and Customer have entered this Agreement only because of Customer’s agreement to the Continuation Charge.

25.)                           Customer Sale and Product/Service Transfer(s).  In the event of a Customer Sale or Product/Service Transfer, Buyer may (in Customer’s and Buyer’s judgment) assume all of Customer’s obligations under this Agreement.  However, if Buyer refuses to assume any of the following obligations at the time of a Customer Sale or Product/Service Transfer, Customer shall remain liable for those amounts and shall pay Stellar such amount(s) immediately upon receipt of Stellar’s invoice: (a) the Continuation Charge; (b) the cost of all (i) outstanding invoices; (ii) all finished Products and Services manufactured or provided by Stellar, including without limitation Products and Services in Stellar’s and Customer’s inventory and in shipment, (iii) all work in process (including Products and Services) and (iv) all raw materials purchased by Stellar, including without limitation Stellar’s losses relating in any way to raw materials that Stellar returns to its raw materials suppliers, plus Stellar’s costs for shipping and handling and any losses due to fluctuations in currency exchange rates; (c) all other sums owed by Customer under this Agreement and any Purchase Orders, including without limitation any damages for any Default under Section 23; and (d) in the event of a Customer Sale, all other sums owed by Customer under any Other Contracts, all of which (that is, (a-d)) shall be accelerated and become immediately due and payable.  In the event of a Customer Sale, Product/Service Transfer or other transfer approved under Section 26, the parties to such transactions shall include terms in the related agreements that prevent Stellar’s competitors from obtaining or using Stellar’s Confidential Information and Intellectual Property as a result of such transactions, which terms must be approved in advance and in writing by the Chief Executive Officer of Stellar, in Stellar’s discretion.  All of Customer’s duties and obligations that survive this Agreement upon termination or expiration shall survive a Customer Sale and Product/Service Transfer.

26.)                           Binding Effect and Limitations on Assignability.  This Agreement binds each of the parties, their successors and assigns.  Notwithstanding any other term of this Agreement, Customer may not license, transfer or assign any of its rights or obligations under this Agreement or any Purchase Orders to any licensees, successors, transferees or assigns, including without limitation any subsidiaries, affiliates, parents or any third party, except pursuant to a Customer Sale or Product/Service Transfer, unless approved in advance and in writing by Stellar’s Chief Executive Officer, in Stellar’s sole discretion.

27.)                           Governing Law, Jurisdiction and Venue.  This Agreement and all Purchase Orders, and all rights and obligations arising thereunder, shall be governed exclusively by the laws of the State of Minnesota, without regard to Minnesota’s choice of law or conflict-of-law rules.  Customer consents to personal jurisdiction in the State and Federal Courts of Minnesota.  Any dispute relating to this Agreement shall only be filed and venued in the State Courts or Federal Courts of Minnesota (“Exclusive Venue”) and Customer waives all objections to venue in the Exclusive Venue, including forum non conveniens.  If Customer institutes an action in any other jurisdiction or venue, Stellar shall have the right to dismiss the action in the other jurisdiction or venue and remove it to the Exclusive Venue.

28.)                           Governmental Approvals and Warrants.  Customer agrees to comply with all international, foreign, federal (i.e., United States), State, municipal and local statutes, laws, regulations, ordinance and codes that apply to the Products and Services and to the performance of all or any part of this Agreement, with respect to the Products and Services (collectively, “Laws”).  Customer agrees to defend, indemnify and hold Stellar harmless from and against any and all claims (including civil damages, recalls, fines, awards, attorneys’ fees, costs and disbursements) arising from any violation of such Laws.  Customer warrants that this Agreement and all information, records, prototypes and other items furnished to Stellar do not violate any Laws or the rights of any third party.  Customer agrees to indemnify and hold Stellar harmless from and against all damages, recalls, penalties, costs, disbursements and attorneys’ fees resulting from its violation of the covenants in Section 28.

Stellar is only responsible for complying with Laws that relate specifically to the Products and Services if Customer identifies the Products and Services to which those Laws apply and include a complete copy, verbatim, of such Laws in the specifications for those Products.  Stellar’s failure to comply with any Laws contained in any specifications shall be deemed a violation of Stellar’s Certificate of Conformance and Limited Warranty, and its liability shall be limited to the remedies provided to Customer under Section 18.

Stellar agrees to comply with all ISO certification requirements and State and federal laws governing its general business operations, including without limitation environmental laws (“General Business Laws”).  General Business Laws do not include the Laws that apply specifically to the Products and Services, as described in the first two paragraphs of this Section 28.  Stellar warrants that it will not employ any person who is debarred by the United States Food and Drug Administration (“FDA”) during the Contract Term.

29.)                           Severability and Waiver.  If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, the enforceability of all remaining provisions of this Agreement will not be impaired and will remain in full force and effect.  If either Party fails to exercise, or delays its exercise of, any right, remedy, power or privilege under this Agreement, such failure or delay shall not operate as a waiver thereof in any later instance.  No waiver shall be effective unless it is in writing and is signed by an authorized officer of Stellar.

30.)                           Joint Signatures.  If more than one party signs this Agreement on behalf of Customer, including without limitation any personal guarantor or business guarantor, the term “Customer” shall mean all signing parties and guarantors, and all such parties shall be bound by all terms of this Agreement and shall be jointly and severally obligated hereunder.  All rights of Stellar shall inure to the benefit of its successors and assigns, and all obligations of Customer shall bind Customer’s permitted successors and assigns.

31.)                           Integration.  This Agreement including any Purchase Orders, Exhibits and Addenda contains the entire agreement between the parties concerning its subject matter and supersedes: (a) all other written and oral statements and agreements between the parties; (b) any prior course of dealing or industry practice; (c) any prior Confidentiality Agreement or Non-Disclosure Agreement between Stellar and Customer; and (d) any Customer Records (except Purchase Orders).  This Agreement may not be modified except in writing signed by the Chief Executive Officer of Stellar.

32.)                           No Joint Venture.  This Agreement does not create a joint venture or other business relationship between Stellar and Customer.  Stellar and Customer are, and at all times remain, separate and independent business entities.

STELLAR TECHNOLOGIES, INC.		NEVRO CORP., a Delaware corporation

By:	/s/ Estelle Forcelle	By:	/s/ Konstantinos Alataris
	Estelle Forcelle,		Konstantinos Alataris, Ph.D.
	Its: Chief Executive Offifcer		Its: Chief Executive Offifcer

Date:	7/13/09	Date:	7/10/09

EXHIBIT A

PRICE TERMS

This Exhibit A (“Exhibit”) is incorporated into that certain Stellar Manufacturing Agreement (“Agreement”), by and between Stellar Technologies, Inc. (“Stellar”) and Nevro Corp. (“Customer”).  All terms defined in the Agreement shall have the same meaning in this Exhibit.  The terms of this Exhibit supersede any inconsistent terms of the Quotations, as defined below.

1.                                      The Agreement incorporates Stellar Quotation #006821-00, dated May 6, 2009 (“May 6 Quotation”), and Stellar Quotation #006836-01, dated May 12, 2009 (“May 12 Quotation”) (collectively, the May 6 Quotation and May 12 Quotation, the “Quotation[s]”).  The May 6 Quotation is attached as Exhibit A-1 and the May 12 Quotation is attached as Exhibit A-2.

2.                                      The Quotations list the unit price of the Products based on Stellar’s general understanding of Customer’s current designs and specifications for each Product.  If the final designs and specifications for the Products increase Stellar’s cost of raw materials or Stellar’s cost to manufacture or provide Products and Services, Stellar will provide the related cost information to Customer and the Parties will negotiate an adjustment to the unit prices of the Products (“Adjustment[s]”).  Similarly, if Customer modifies the drawings and specifications of any Products, the Parties will negotiate an Adjustment to the unit prices of that Product.  Finally, if the unit prices for any Products are not included in the Quotations and are later agreed upon by the Parties, the new unit prices are deemed an Adjustment.  This would occur, for example, (a) if Stellar provides the cable for orders of [***] or more percutaneous leads; or (b) if Stellar provides the BAL seals for orders of [***] or more percutaneous lead extenders.  For purposes of this Exhibit and the Agreement, any Adjustments supersede the unit price of the Products listed in the Quotations.

3.                                      For each Product, the unit prices listed in the Quotations, subject to Adjustments, are valid through the earlier of:  (a) June 30, 2010, or (b) the date Stellar delivers the first [***] units of that Product.  The [***] unit threshold does not include the first [***] percutaneous leads or the first [***] percutaneous lead extenders.  If Stellar attains the [***] unit threshold with a Purchase Order that, when delivered within 6 months, results in Customer’s purchasing more than [***] units of either Product, the original unit price applies to all of those Products

4.                                      Stellar will provide all materials for percutaneous leads under Item 001 of both Quotations.

5.                                      Stellar will provide all materials for percutaneous lead extenders, including BAL seals, under Item 003 of the May 12 Quotation.

6.                                      Stellar will not provide BAL seals for percutaneous lead extenders under Item 002 of the May 6 Quotation or under Item 004 of the May 12 Quotation.  Instead Stellar will purchase the BAL seals at then-current market rates from the manufacturer and immediately charge Customer the sum of Stellar’s purchase price plus a processing charge.

7.                                      If Customer orders a certain number of units of either Product at the related unit price, but then requests delivery more than 6 months after the date of the Purchase Order, Customer will pay the unit cost for that order based on the actual amount delivered during each

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

6-month period beginning the date of the Purchase Order.  For example, if Customer orders [***] percutaneous lead extenders under Item 002 of the May 6 Quotation but then requests delivery of [***] in the first 6 calendar months after the date of Purchase Order, and the remaining [***] in the next 6 calendar months, Customer will pay the unit price of the first [***] under Item 4 of the May 12 Quotation ($[***] per unit) and the last [***] under Item 4 of the May 12 Quotation ($[***] per unit), subject to Adjustments.  Customer will not pay the unit price of [***] percutaneous lead extenders under Item 002 of the May 6 Quotation ($[***] per unit).

EXHIBITS A-1 and A-2 follow

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

Our Quotation #006821-00

05/06/2009

9200 Xylon Avenue North Brooklyn Park, MN 55445 763-493-8556 FAX 763-493-8507

To:	Andre Walker
	Nevro Corporation	Quotation Valid Thru : 05/06/2010
	411 Acacia Avenue	Terms : NET 30, FOB Our Dock
Palo Alto CA 94306
US

(650)251-0005

We are pleased to quote your requirements as shown below. Our company has a reputation for delivering quality products on time and we look forward to the opportunity of serving you. CONFIDENTIAL NOTICE: The information contained in this document and all attached documents is strictly confidential and contains proprietary information. It may only be used by the named addressee(s) and is also subject to the terms of any other confidentiality or nondisclosure agreement between parties. All other use is strictly prohibited.

Item	Part/Rev/Description/Details		Quantity Quoted	Unit Price $USD
001	10160-XXXX	U/M EA	[***]	US$ [***]

Percutaneous Lead

Pricing assumes a minimum of [***]pcs is ordered at any one time, with deliveries not extending past 6 months from order date. Pricing will be reviewed in one year or after [***] leads are delivered which ever is sooner.

Customer Part: 10160-XXXX Rev C

002	Perc. Lead Extender	U/M EA	[***]	US$ [***]

Lead Extension for Percutaneous lead

Assumes a minimum order of [***] pcs, with deliveries not to extend past 6 months of original order date. Pricing does NOT include the cost of the 8 BAl Seals needed to manufacture this product complete.  Stellar will purchase the Bal Seals on Nevro’s behalf and invoice Nevro for them directly as Stellar receives the components. Pricing will be reviewed in one year or after [***] extenders have been manufactured, which ever is sooner.

Quoted prices are based upon acceptance of shipments up to 10% above quantity quoted.  Delivery as quoted is based on current machine load, and will be finalized at time of order placement. This quotation is based on the use of Mil-Std-105D C=O sampling plan to verify part acceptability.

Thank you for your interest in Stellar Technologies as one of your suppliers.

With best regards,

Todd Latterell

Terms and Conditions of Sale:

General Terms: All sales subject exclusively to Stellar Technologies, Inc. (“Stellar”) terms and conditions of sales listed herein. Limited Warranty: Stellar makes no warranty except as set forth in the Certificate of Conformance for the products listed herein (“Limited Warranty”).  STELLAR MAKES NO OTHER WARRANTY, EXPRESSED OR IMPLIED, Including implied warranties of merchantability and fitness for a particular purpose.

Indemnification: Upon Customers installation, use, manufacture, or an other operation involving the components listed herein, Customer assumes all liability for, and agrees to indemnify Stellar against, any and all claims and damages relating to, or arising from, the parts (“Customers Indemnity”).  Remedy: Subject to Customers indemnity, in the event of a breach of Stellar’s Limited Warranty, Stellar’s exclusive obligation and remedy shall be as follows: (a) that Stellar repair or replace the defective part without charge; OR (b) that Stellar credit the purchase price of the defective part to future Customer orders; OR (c) that Stellar refund the purchase price to Customer, which alternative remedy (a, b, or c) shall be

***STELLAR NOW OFFERS CLEAN ROOM ASSEMBLY, MOLDING, COIL WINDING AND LASER MARKING/CUTTING/WELDING***

Customer	Dennis Forcelle
Authorized Signature

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

1

Our Quotation #006821-00

05/06/2009

9200 Xylon Avenue North Brooklyn Park, MN 55445 763-493-8556 FAX 763-493-8507

To:	Andre Walker
	Nevro Corporation	Quotation Valid Thru : 05/06/2010
411 Acacia Avenue
Palo Alto CA 94306
US

Item	Part/Rev/Description/Details	Quantity Quoted	Unit Price $USD

selected by Stellar in Stellar’s discretion. In no event shall Stellar be liable for any claim or damage in excess of the purchase price of the defective part. STELLAR IS NOT LIABLE FOR ANY OTHER CLAIMS OR DAMAGES, including without limitation, direct, indirect, special, consequential or incidental damages. Stellar is not responsible for customer supplied goads (material, components, assemblies, etc.) that are non-conforming while in Stellar’s possession including non-conformances created during handling, development, set-up, production, outside services, inspection, or other services. Stellar’s exclusive obligation and remedy shall be as follows: (a) that Stellar repair or replace only Stellar rendered services without charge; OR (b) that Stellar credit the purchase price of only Stellar rendered services to future Customer orders; OR (c) that Stellar refund the purchase price of only Stellar rendered services to Customer, which alternative remedy (a, b, or c) shall be selected by Stellar is Stellar’s discretion. In no event shall Stellar be liable for any claim or damage in excess of the purchase price of Stellar rendered services of the defective part. STELLAR IS NOT LIABLE FOR ANY OTHER CLAIMS OR DAMAGES, including without limitation, direct, indirect, special, consequential or incidental damages.

***STELLAR NOW OFFERS CLEAN ROOM ASSEMBLY, MOLDING, COIL WINDING AND LASER MARKING/CUTTING/WELDING***

Customer	Dennis Forcelle
Authorized Signature

2

Our Quotation  #006836-01

05/12/2009

9200 Xylon Avenue North Brooklyn Park, MN 55445 763-493-8556 FAX 763-493-8507

To:	Andre Walker
	Nevro Corporation	Quotation Valid Thru : 09/12/2009
	411 Acacia Avenue	Terms : NET 30, FOB Our Dock
Palo Alto CA 94306
US

(650) 251-0005

We are pleased to quote your requirements as shown below. Our company has a reputation for delivering quality products on time and we look forward to the opportunity of serving you. CONFIDENTIAL NOTICE: The information contained in this document and all attached documents is strictly confidential and contains proprietary information. It may only be used by the named addressee(s) and is also subject to the terms of any other confidentiality or nondisclosure agreement between parties. All other use is strictly prohibited.

Item	Part/Rev/Description/Details		Quantity Quoted	Unit Price $USD
001	10160-XXXX	U/M EA	[***]	US$ [***]
			[***]	US$ [***]
Percutaneous Lead (Stellar supplied Cable)

Pricing goes into affect after the initial [***] leads are purchased per quote, 006690. Pricing assumes [***] leads are ordered at any one time at the [***] price or [***] are ordered at the [***] price, with deliveries not extending past 6 months from order date.

Customer Part: 10160-XXXX Rev C

002	10160-XXXX	U/M EA	[***]	US$ [***]
			[***]	US$ [***]
Percutaneous Lead (Stellar not supplying cable)

Pricing goes into affect after the initial [***] leads are purchased per quote, 006690. Pricing assumes [***] leads are ordered at any one time at the [***] price or [***] are ordered at the [***] price, with deliveries not extending past 6 months from order date. Nevro to provide raw coated cable needed +10%.

Customer Part: 10160-XXXX Rev C

003	Perc. Lead Extender	U/M EA	[***]	US$ [***]
			[***]	US$ [***]
Lead Extension for Perc. Lead (Stellar Providing Bal Seals)

Pricing assumes [***] extenders are ordered at any one time at the [***] price or [***] are ordered at the [***] price, with deliveries not extending past 6 months from order date.

004	Perc. Lead Extender	U/M EA	[***]	US$ [***]
			[***]	US$ [***]
Lead Extension for Perc. Lead (Stellar NOT Providing Bal Seals)

Pricing assumes [***] extenders are ordered at any one time at the [***] price or [***] are ordered at the [***] price, with deliveries not extending past 6 months from order date. Nevro to supply needed Bal Seals, Extender Boots, Header Seal, & Header Strain relief +10% over.

***STELLAR NOW OFFERS CLEAN ROOM ASSEMBLY, MOLDING, COIL WINDING AND LASER MARKING/CUTTING/WELDING***

Customer	Dennis Forcelle
Authorized Signature

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION

1

Our Quotation  #006836-01

05/12/2009

9200 Xylon Avenue North Brooklyn Park, MN 55445 763-493-8556 FAX 763-493-8507

To:	Andre Walker
	Nevro Corporation	Quotation Valid Thru : 09/12/2009
411 Acacia Avenue
Palo Alto CA 94306
US

Item	Part/Rev/Description/Details	Quantity Quoted	Unit Price $USD

Quoted prices are based upon acceptance of shipments up to 10% above quantity quoted. Delivery as quoted is based on current machine load, and will be finalized at time of order placement, This quotation is based on the use of Mil-Std-105D C=O sampling plan to verify part acceptability.

Thank you for your interest in Stellar Technologies as one of your suppliers.

With best regards,

Todd Latterell

Terms and Conditions of Sale:

General Terms: All sales subject exclusively to Stellar Technologies, Inc. (“Stellar”) terms and conditions of sales listed herein. Limited Warranty: Stellar makes no warranty except as set forth in the Certificate of Conformance for the products listed herein (“Limited Warranty”). STELLAR MAKES NO OTHER WARRANTY, EXPRESSED OR IMPLIED, including implied warranties of merchantability and fitness for a particular purpose.

Indemnification: Upon Customer’s installation, use, manufacture, or an other operation involving the components listed herein, Customer assumes all liability for, and agrees to indemnify Stellar against, any and all claims and damages relating to, or arising from, the parts (“Customer’s indemnity”). Remedy: Subject to Customer’s indemnity, in the event of a breach of Stellar’s Limited Warranty, Stellar’s exclusive obligation and remedy shall be as follows: (a) that Stellar repair or replace the defective part without charge; OR (b) that Stellar credit the purchase price of the defective part to future Customer orders; OR (c) that Stellar refund the purchase price to Customer, which alternative remedy (a, b, or c) shall be selected by Stellar in Stellar’s discretion. In no event shall Stellar be liable for any claim or damage in excess of the purchase price of the defective part. STELLAR IS NOT LIABLE FOR ANY OTHER CLAIMS OR DAMAGES, including without limitation, direct, indirect, special, consequential or incidental damages. Stellar is not responsible for customer supplied goods (material, components, assemblies, etc.) that are non-conforming while in Stellar’s possession including non-conformances created during handling, development, set-up, production, outside services, inspection, or other service.  Stellar’s exclusive obligation and remedy shall be as follows: (a) that Stellar repair or replace only Stellar rendered services without charge; OR (b) that Stellar credit the purchase price of only Stellar rendered services to future Customer orders; OR (c) that Stellar refund the purchase price of only Stellar rendered services to Customer, which alternative remedy (a, b, or c) shall be selected by Stellar is Stellar’s discretion. In no event shall Stellar be liable for any claim or damage in excess of the purchase price of Stellar rendered services of the defective part. STELLAR IS NOT LIABLE FOR ANY OTHER CLAIMS OR DAMAGES, including without limitation, direct, indirect, special, consequential or incidental damages.

***STELLAR NOW OFFERS CLEAN ROOM ASSEMBLY, MOLDING, COIL WINDING AND LASER MARKING/CUTTING/WELDING***

Customer	Dennis Forcelle
Authorized Signature

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